Q4 2012 Earnings Presentation February 27, 2013 Mike Petters President and Chief Executive Officer Barb Niland Corporate Vice President, Business Management & Chief Financial Officer Exhibit 99.2

Safe Harbor

Statements in this presentation, other than statements of historical fact, constitute "forward-
looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995.
Forward-looking statements involve risks and uncertainties that could cause our actual results to differ materially from those expressed in these statements. Factors that may cause such differences include: changes in government and customer priorities and requirements (including government budgetary constraints, shifts in defense spending, and changes in customer short-
range and long-range plans); our ability to obtain new contracts, estimate our future contract costs and perform our contracts effectively; changes in government regulations and procurement processes and our ability to comply with such requirements; our ability to realize the expected benefits from consolidation of our Ingalls facilities; natural disasters; adverse economic conditions in the United States and globally; risks related to our indebtedness and leverage; and other risk factors discussed in our filings with the U.S. Securities and Exchange Commission. There may be
other risks and uncertainties that we are unable to predict at this time or that we currently do not expect to have a material adverse effect on our business, and we undertake no obligation to update any forward-looking statements. This presentation also contains non-GAAP financial measures and includes a GAAP reconciliation of these financial measures. Non-GAAP financial measures should not be construed as being more important than comparable GAAP measures.
You should not place undue reliance on any forward-looking statements that me may make.

*  Adjusted for the FAS/CAS Adjustment. See Appendix for reconciliation to the comparable GAAP figures.
Highlights from the Quarter and FY 2012

Revenues were $1.8 billion for Q4 and $6.7 billion for the year
Diluted EPS of $0.98 for Q4 and $2.91 for the year
Pension-adjusted Diluted EPS* of $1.30 for Q4 and $3.95 for the year
Continued strong segment operating performance
Ingalls operating margin was 5.3% for the quarter and 3.4% for the year
Newport News operating margin was 9.1% for the quarter and the year
Continued progress on underperforming ships in FY 2012
Delivered LPD-23 Anchorage and LPD-24 Arlington
On track to deliver LPD-25 Somerset
and LHA-6 America
in 2013
Announced $6 billion of new contract awards in FY 2012 with a $15.5 billion backlog
Detail design and construction of LHA-7 Tripoli and LPD-27 (unnamed)
Planning efforts for CVN-72 USS Abraham Lincoln and continued long-lead-
time procurement and construction preparation of CVN-79 John F. Kennedy

Fourth Quarter 2012 Consolidated Results

*  Adjusted for the FAS/CAS Adjustment and the non-cash goodwill impairment adjustment in 2011. See Appendix for reconciliation to the comparable GAAP figures.
$1,735
$1,823
$1,300
$1,400
$1,500
$1,600
$1,700
$1,800
$1,900
Q4 2011 Q4 2012
Consolidated Revenues
$121
$106
$118
$131
$-
$20
$40
$60
$80
$100
$120
$140
Q4 2011 Q4 2012
Operating Income
GAAP Pension
-
adjusted*
7.0%
5.8%
6.8%
7.2%
0.0%
1.0%
2.0%
3.0%
4.0%
5.0%
6.0%
7.0%
8.0%
Q4 2011 Q4 2012
Operating Margin
GAAP Pension-adjusted*
$1.35
$0.98
$1.25
$1.30
$-
$0.20
$0.40
$0.60
$0.80
$1.00
$1.20
$1.40
$1.60
Q4 2011 Q4 2012
Diluted EPS
GAAP Pension-adjusted*

FY 2012 Consolidated Results

*  Adjusted for the FAS/CAS Adjustment and the non-cash goodwill impairment charge in 2011. See Appendix for reconciliation to the comparable GAAP figures.
$6,575
$6,708
$3,500
$4,000
$4,500
$5,000
$5,500
$6,000
$6,500
$7,000
FY 2011 FY 2012
Consolidated Revenues
$100
$358
$413
$438
$-
$100
$200
$300
$400
$500
FY 2011 FY 2012
Operating Income
GAAP Pension-adjusted*
1.5%
5.3%
6.3%
6.5%
0.0%
1.0%
2.0%
3.0%
4.0%
5.0%
6.0%
7.0%
FY 2011 FY 2012
Operating Margin
GAAP Pension-adjusted*
$(2.05)
$2.91
$4.15
$3.95
$(3.00)
$(2.00)
$(1.00)
$-
$1.00
$2.00
$3.00
$4.00
$5.00
FY 2011 FY 2012
Diluted EPS
GAAP Pension-adjusted*

Ingalls Shipbuilding – Fourth Quarter Results

Ingalls Q4 revenues were up YoY due to
higher volume on amphibious assault
ships
Q4 segment operating income and
margin were up YoY due to unfavorable
cumulative adjustments on amphibious
assault ships in 2011
* Adjusted for the non-cash goodwill impairment adjustment in 2011. See Appendix for reconciliation to the unadjusted figures.
$676
$ 722
$300
$350
$400
$450
$500
$550
$600
$650
$700
$750
$25
$38
$15
$-
$5
$10
$15
$20
$25
$30
$35
$40
3.7%
5.3%
2.2%
0.0%
1.0%
2.0%
3.0%
4.0%
5.0%
6.0%
Q4 2011 Q4 2012
Segment Revenues
Q4 2011 Q4 2012
Operating Income
GAAP Adjusted*
Q4 2011 Q4 2012
Operating Margin
GAAP Adjusted*

Ingalls Shipbuilding – FY 2012 Results

Ingalls 2012 revenue decreased due to
lower amphibious assault volume
following deliveries of LPD-23 and -24 in
2012 and LPD-22 in 2011
Ingalls 2012 operating income and
margin increased as a result of improved
overall performance
* Adjusted for the non-cash goodwill impairment adjustment in 2011. See Appendix for reconciliation to the unadjusted figures.
$2,885
$2,840
$2,400
$2,500
$2,600
$2,700
$2,800
$2,900
$3,000
FY 2011 FY 2012
Segment Revenues
$(220)
$97
$70
$(250)
$(200)
$(150)
$(100)
$(50)
$ -
$50
$100
$150
FY 2011
FY 2012
Operating Income
GAAP Adjusted*
nm
3.4%
2.4%
0.0%
0.5%
1.0%
1.5%
2.0%
2.5%
3.0%
3.5%
4.0%
FY 2011 FY 2012
Operating Margin
GAAP Adjusted*

Newport News Shipbuilding

Newport News revenues were up in Q4 as
compared to Q4 2011 due to higher
volume on aircraft carriers
Segment operating income increased for
the year due to favorable cumulative
adjustments on the CVN-65 EDSRA and
CVN-71 RCOH
Segment operating margin decrease for
the quarter driven by non-cash workers’
compensation expense
$1,078
$ 3,766
$1,122
$ 3,940
$-
$500
$1,000
$1,500
$2,000
$2,500
$3,000
$3,500
$4,000
$4,500
Q4 2011   Q4 2012 2011       2012
Segment Revenues
$102
$342
$102
$360
$-
$50
$100
$150
$200
$250
$300
$350
$400
Q4 2011   Q4 2012 2011       2012
Operating Income
9.5%
9.1% 9.1% 9.1%
7.0%
7.5%
8.0%
8.5%
9.0%
9.5%
10.0%
Q4 2011   Q4 2012 2011       2012
Operating Margin

2013 Retirement Related Assumptions

($ in millions)
2013 2012
Pension Discount Rate 4.24% 5.23%
Expected Return on Assets 7.50% 8.00%
Qualified Pension Contributions
1
$270 – $330 $236
Cash Contributions, Net of CAS
Recovery
2
$110 – $185 $122
Net FAS/CAS Adjustment
2
$70 – $100 $80
CAS Expense
2
$185 – $200 $148
FAS Expense
2
$270 – $285 $228
1
2013 amounts are projected and subject to change.
2
Includes pension & other postretirement benefits. 2013 amounts are estimates and will change upon completion of remeasurement.

Appendix

Reconciliations

We make reference to “segment operating income,” “segment operating margin,” “adjusted segment operating income,” “adjusted segment operating margin,” “pension-adjusted total operating income,” “pension-adjusted operating margin,” “pension-adjusted net earnings,” “pension-
adjusted diluted earnings per share,” and “free cash flow.”
Segment operating income is defined as operating income before the FAS/CAS Adjustment and deferred state income taxes.
Segment operating margin is segment operating income as a percentage of total sales and service revenues.
Adjusted segment operating income is defined as segment operating income as adjusted for the impact of the goodwill impairment charge in
2011.
Adjusted segment operating margin is defined as adjusted segment operating income as a percentage of segment sales and service revenues.
Pension-adjusted total operating income is defined as total operating income adjusted for the impact of the goodwill impairment charge in
2011 and the FAS/CAS Adjustment.
Pension-adjusted operating margin is defined as pension-adjusted total operating income as a percentage of total sales and service revenues.
Pension-adjusted net earnings is defined as net income adjusted for the impact of the goodwill impairment charge in 2011 and the tax adjusted FAS/CAS Adjustment.
Pension-adjusted diluted earnings per share is defined as pension-adjusted net earnings divided by the adjusted weighted-average diluted common shares outstanding.
Free cash flow represents cash provided by operating activities less capital expenditures.
Segment operating income and segment operating margin are two of the key metrics we use to evaluate operating performance because they exclude items that do not affect segment performance. We believe adjusted segment operating income, adjusted segment operating margin, pension-adjusted total operating income, pension-adjusted operating margin, pension-adjusted net earnings, pension-adjusted diluted earnings per share, and free cash flow are also useful metrics because they exclude non-operating items that we do not consider indicative of our core operating performance. Therefore, we believe it is appropriate to disclose these measures to help investors analyze our operating performance.
However, these measures are not measures of financial performance under GAAP and may not be defined or calculated by other companies in the same manner.

Reconciliation of Non-GAAP Measures – Segment
Operating Income and Segment Operating Margin

Three Months Ended Year Ended
December 31 December 31
$ in millions 2012 2011 2012 2011
Sales and Service Revenues
Ingalls 722 $      676 $      2,840 $   2,885 $
Newport News 1,122      1,078      3,940      3,766
Intersegment eliminations (21)          (19)          (72)          (76)
Total sales and service revenues 1,823 $   1,735 $   6,708 $   6,575 $
Operating Income (Loss)
Ingalls 38 $        25 $        97 $        (220) $
  As a percentage of revenues 5.3% 3.7% 3.4% nm
Newport News 102         102         360         342
  As a percentage of revenues 9.1% 9.5% 9.1% 9.1%
Total Segment Operating Income (Loss) 140         127         457         122
As a percentage of revenues 7.7% 7.3% 6.8% 1.9%
Non-segment factors affecting operating income
FAS/CAS Adjustment (25)          (7)            (80)          (23)
Deferred state income taxes (9)            1             (19)          1
Total operating income (loss) 106 $      121 $      358 $      100 $
Interest expense (29)          (29)          (117)        (104)
Federal income taxes (27)          (25)          (95)          (96)
Total net earnings (loss) 50 $        67 $        146 $      (100) $

Reconciliation of Non-GAAP Measures – Adjusted
Figures

Three Months Ended Year Ended
December 31 December 31
$ in millions 2012 2011 2012 2011
Adjusted Segment Operating Income (Loss)
Operating Income (Loss) 106 $      121 $      358 $      100 $
As a percentage of revenues 5.8% 7.0% 5.3% 1.5%
Non-segment factors affecting operating income
FAS/CAS Adjustment 25           7             80           23
Deferred state income taxes 9             (1)            19           (1)
Total Segment Operating Income (Loss) 140 $      127 $      457 $      122 $
As a percentage of revenues 7.7% 7.3% 6.8% 1.9%
Ingalls 38 $        25 $        97 $        (220) $
Adjustment for non-cash goodwill impairment -          (10)          -          290
Adjusted Ingalls 38           15           97           70
As a percentage of revenues 5.3% 2.2% 3.4% 2.4%
Newport News 102         102         360         342
As a percentage of revenues 9.1% 9.5% 9.1% 9.1%
Adjusted Segment Operating Income (Loss) 140         117         457         412
As a percentage of revenues 7.7% 6.7% 6.8% 6.3%
Pension-adjusted Total Operating Income (Loss)
Operating Income (Loss) 106 $      121 $      358 $      100 $
As a percentage of revenues 5.8% 7.0% 5.3% 1.5%
Adjustment for non-cash goodwill impairment -          (10)          -          290
FAS/CAS Adjustment 25           7             80           23
Pension-adjusted Total Operating Income (Loss) 131 $      118 $      438 $      413 $
As a percentage of revenues 7.2% 6.8% 6.5% 6.3%

Reconciliation of Non-GAAP Measures – Adjusted
Figures (continued)

Three Months Ended Year Ended
December 31 December 31
$ in millions 2012 2011 2012 2011
Pension-adjusted Net Earnings (Loss)
Net Earnings (Loss) 50 $       67 $       146 $     (100) $
Adjustment for non-cash goodwill impairment - (10) - 290
After-tax FAS/CAS Adjustment
1
16 5 52 15
Pension-adjusted Net Earnings (Loss) 66 62 198 205
Per Share Amounts
Weighted-Average Diluted Shares Outstanding 50.8 49.7 50.1 48.8
Dilutive impact excluded due to net loss position - - - 0.6
Adjusted Weighted-Average Diluted Shares Outstanding
2
50.8 49.7 50.1 49.4
Pension-adjusted Diluted EPS
Diluted earnings (loss) per share 0.98 $    1.35 $    2.91 $    (2.05) $
Non-cash goodwill impairment per share - (0.20) - 5.94
After-tax FAS/CAS Adjustment per share 0.32 0.10 1.04 0.31
Impact of Adjusted Weighted-Average Diluted Shares Outstanding - - - (0.05)
Pension-adjusted Diluted EPS 1.30 $    1.25 $    3.95 $    4.15 $
1
Tax effected at 35% federal statutory tax rate.
2
Adjusted diluted average common shares outstanding is a non-GAAP measure defined as weighted average common shares outstanding plus the dilutive effect of stock options and stock awards. This measure has been provided for consistency and comparability of the 2011 results with earnings per share from 2012.

Reconciliation of Non-GAAP Measures – Free Cash
Flow

Three Months Ended Year Ended
December 31 December 31
$ in millions 2012 2011 2012 2011
Net cash provided by (used in) operating activities 373 $      474 $      332 $      528 $
Less: Capital expenditures (70)          (78) $       (162)        (197) $
Free cash flow 303 $      396 $      170 $      331 $